Exhibit 99.1

GRANT THORNTON LLP	REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
500 N. Akard St., Suite 1200
Dallas, TX 75201

D +1 214 561 2300
F +1 214 561 2370

Board of Directors and Management of Stellantis Financial Services, Inc., SFS Auto Funding, LLC, Stellantis Financial Underwritten Enhanced Lease Trust 2025-C, SMBC Nikko Securities America, Inc., and Sumitomo Mitsui Banking Corporation:

We have performed the procedures enumerated below, on certain information with respect to attributes of Stellantis Financial Services, Inc. (the “Sponsor, Originator and Servicer”) and SFS Auto Funding, LLC’s (the “Depositor” and together with the Sponsor, Originator and Servicer, the “Company”) pool of automobile lease receivables as of September 30, 2025 (the “Subject Matter”) related to Stellantis Financial Underwritten Enhanced Lease Trust 2025-C’s (the “Issuer”) issuance of certain classes of Notes (the “Securitization Transaction”). The Company’s management is responsible for the Data File (as defined herein) accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.

The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the Subject Matter. This report may not be suitable for any other purpose. Additionally, the Issuer, SMBC Nikko Securities America, Inc. (“SMBC”), and Sumitomo Mitsui Banking Corporation (“Sumitomo” and together with SMBC, the Company, and the Issuer, the “Specified Parties”) have agreed to and acknowledged that the procedures performed are appropriate for their purposes. The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.

Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

The procedures we performed on the pool of automobile lease receivables and our findings are as follows.

For the purposes of our procedures, we were instructed by the Company that:

(i) Differences of less than $1.00, 0.01 (numbers and years) or 0.01%, as applicable, were deemed to be in agreement.

(ii) Differences in the “State” characteristic that are a result of abbreviations or punctuation were deemed to be in agreement.

GT.COM	Grant Thornton LLP is a U.S. member firm of Grant Thornton International Ltd (GTIL). GTIL and each of its member firms are separate legal entities and are not a worldwide partnership.

Unless otherwise indicated, the following are defined for the purposes of our procedures:

•

the phrase “compared” means we checked the information for agreement between sources, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such compared amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

•

the phrase “recomputed” means, if applicable, we recalculated the number through mathematical calculation using the applicable information in the Data File (as defined herein) as the inputs, with any findings being reported unless a deviation tolerance is otherwise noted. If applicable, such recomputed amounts and percentages are deemed to be in agreement if differences were attributable to rounding.

• the phrase “Source Documents” means a record containing details of a particular transaction or characteristic. Source Documents include the Defi Loan Servicing System (the “Internal System”).

Due diligence agreed-upon procedures

On October 21, 2025, and with updates through October 28, 2025, the Company provided us with a computer readable data file (the “Data File”) containing certain characteristics of the pool of automobile lease receivables (the “Automobile Receivables”) included in the Securitization Transaction. We performed the procedures indicated below on the Automobile Receivables.

We selected 150 Automobile Receivables (the “Sample Receivables”) on a random basis from the Data File. For each of the Sample Receivables, we performed comparisons for certain characteristics (as identified in Exhibit 1) to certain available source documents (the “Source Documents”).

Exhibit 1

Characteristics:

	Characteristic	Source Document
1	Account number	Internal System
2	Contract date	Internal System
3	Contract maturity date	Internal System
4	Original term to maturity	Internal System
5	Remaining term to maturity	Internal System
6	Monthly payment	Internal System
7	Vehicle make	Internal System
8	Vehicle model	Internal System
9	Vehicle model year	Internal System

	Characteristic	Source Document
10	New/Used	Internal System
11	Contract residual	Internal System
12	State	Internal System
13	Borrower FICO score	Internal System
14	Vehicle value at origination	Internal System
15	Automotive Leasing Guide (“ALG”) amount	Internal System
16	Contract rate	Internal System

For Characteristic 12, “State”, we were instructed by the Company that the “State” characteristic reflects the current address of the borrower.

For Characteristic 16, “Contract Rate”, we were instructed by the Company to divide the lease implicit rate by 24 months.

For Characteristics 1 through 16, we compared and agreed the information in the Data File to the Source Documents.

We noted no discrepancies between the Data File and the Source Documents.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the Subject Matter. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

• Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria, or other requirements;

• Addressing the value of collateral securing any such assets being securitized;

• Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations;

• Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”);

•

Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions, including but not limited to whether the characteristics have implications on the future performance of the assets, underwritten value of the assets, credit quality of the assets, likelihood of return to investors or any other implications related to the assets or the related asset-based securities;

• Forming any conclusions; and

• Any other terms or requirements of the transaction that do not appear in this report.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be, and should not be, used by anyone other than these specified parties, including investors and rating agencies, who are not identified as specified parties but who may have access to this report as required by law or regulation.

/s/ Grant Thornton LLP

Dallas, Texas
November 24, 2025